UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 24, 2010

KADANT INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11406	52-1762325
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

One Technology Park Drive
Westford, Massachusetts	01886
(Address of Principal Executive Offices)	(Zip Code)

(978) 776-2000
Registrant's telephone number, including area code

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

KADANT INC.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

Modification of Restricted Stock Unit Awards

On May 24, 2010, the Compensation Committee of our Board of Directors modified the vesting schedule of performance-based restricted stock unit awards granted in 2009 (the “2009 RSU Award”) to Mr. William A. Rainville, executive chairman of our board of directors, and Mr. Edward J. Sindoni, formerly our executive vice president and chief operating officer.  The Compensation Committee modified the vesting schedule of the 2009 RSU Award granted to Mr. Rainville to accelerate the vesting of two-thirds of the 2009 RSU Award to January 2, 2011, representing 16,027 shares of our common stock deliverable upon vesting, provided that Mr. Rainville continues to serve as our executive chairman through that date. The Compensation Committee also modified the vesting schedule of the 2009 RSU Award granted to Mr. Sindoni to accelerate the vesting of one-third of the 2009 RSU Award to Mr. Sindoni’s retirement date of September 1, 2010, representing 2,605 shares of our common stock deliverable upon vesting, provided that Mr. Sindoni continues to serve as an employee through that date. In all other respects, the terms of the 2009 RSU Awards remained unchanged. The original terms of the 2009 RSU Awards provided that the restricted stock units would have vested in their entirety on December 31, 2011.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On May 25, 2010, at our annual meeting of stockholders, the stockholders re-elected two incumbent directors and ratified the selection of our independent registered public accounting firm for the 2010 fiscal year.  Mr. Jonathan W. Painter and Mr. William A. Rainville were elected to the class of directors whose three-year term expires at our annual meeting of stockholders in 2013.  Mr. Painter received 9,761,501 shares voted in favor or his election and 422,167 shares withheld.  Mr. Rainville received 9,752,722 shares voted in favor or his election and 430,946 shares withheld. There were 1,048,850 broker non-votes recorded on the election of directors.

At the annual meeting, our stockholders also ratified the selection of Ernst & Young LLP as our independent registered public accounting firm for the 2010 fiscal year. This proposal received 11,173,590 shares voted in favor of approval, 54,109 shares voted against, 4,819 shares abstained, and no broker non-votes.

KADANT INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KADANT INC.

Date: May 28, 2010	By	/s/ Thomas M. O’Brien
Thomas M. O’Brien Executive Vice President and Chief Financial Officer